UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 4, 2011

BEACON POWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31973	04-3372365
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Middlesex Road

Tyngsboro, Massachusetts 01879

(Address of Principal Executive Offices)  (Zip Code)

(978) 694-9121

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Executive Employment Agreements

On March 4, 2011, the Company entered into Amended and Restated Employment Agreements (the “Amended and Restated Employment Agreements”) with its Chief Executive Officer, F. William Capp (“Capp”), its Chief Financial Officer, James M. Spiezio (“Spiezio”), its Chief Technical Officer, Matthew L. Lazarewicz  (“Lazarewicz”) and its Vice President, Asset Management and Market Development, Judith F. Judson (“Judson” and collectively with Capp, Spiezio and Lazarewicz, the “Executives”).  The Amended and Restated Employment Agreements (i) amended the term of each Executive’s employment agreement by making the employment period continuous until otherwise terminated pursuant to the terms of such employment agreement, and (ii) confirmed each Executive’s base salary and targeted bonus percentage equal to the prior year’s compensation level, except that Judson’s base salary was increased, each as set forth below:

Name of Executive	Base Salary	Target Bonus (1) (% of Base Salary)
F. William Capp	$325,000	85%
James M. Spiezio	$217,137	40%
Matthew L. Lazarewicz	$194,958	40%
Judith F. Judson	$180,000	40%

(1) The Compensation Committee has reserved to itself full discretion to determine the actual amount of each executive officer’s annual bonus.

Option Agreements

On March 4, 2011, the Company also entered into Option Agreements (the “Option Agreements”) with the Executives.

The Option Agreements grant each of the Executives a number of stock options, as specified below, each to vest over a 3 year period in quarterly installments beginning with 8.33% vesting on the grant date of the Option Agreement, 8.33% vesting on each of the following 10 quarters, and the remaining approximately 8.37% vesting on December 31, 2013 at which point the award will be fully vested.  The stock options have an exercise price of $2.78 per share, the closing market price on the date of grant.

Name	Options Granted
F. William Capp	221,834
James M. Spiezio	81,516
Matthew L. Lazarewicz	73,189
Judith F. Judson	67,574

The above descriptions are qualified in their entirety by the full text of the Amended and Restated Employment Agreements and Option Agreements as set forth in the exhibits filed herewith and incorporated into this description by this reference.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Description	Exhibit Number

Amended and Restated Employment Agreement between the Company and F. William Capp	10.1

Amended and Restated Employment Agreement between the Company and James M. Spiezio	10.2

Amended and Restated Employment Agreement between the Company and Matthew L. Lazarewicz	10.3

Amended and Restated Employment Agreement between the Company and Judith F. Judson	10.4

Form of Option Agreement between the Company and each of F. William Capp, James M. Spiezio, Matthew L. Lazarewicz and Judith F. Judson	10.5

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON POWER CORPORATION

Dated: March 8, 2011	By:	/s/ James M. Spiezio
James M. Spiezio
Chief Financial Officer

EXHIBIT INDEX

Description	Exhibit No.

Amended and Restated Employment Agreement between the Company and F. William Capp	10.1

Amended and Restated Employment Agreement between the Company and James M. Spiezio	10.2

Amended and Restated Employment Agreement between the Company and Matthew L. Lazarewicz	10.3

Amended and Restated Employment Agreement between the Company and Judith F. Judson	10.4

Form of Option Agreement between the Company and each of F. William Capp, James M. Spiezio, Matthew L. Lazarewicz and Judith F. Judson	10.5